SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 23, 2003

Gables Residential Trust
(Exact name of Registrant as specified in its charter)

Maryland	1-12590	58-2077868
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 510
Boca Raton,  FL  33431
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:
(561) 997-9700

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS.

       (c)  EXHIBITS:

          99.1  Press Release of Gables Residential Trust, dated April 23, 2003.

ITEM 9.     REGULATION FD DISCLOSURE.

        On April 23, 2003, Gables Residential Trust issued the press release attached hereto as Exhibit 99.1.

        This information is also being furnished pursuant to Item 12 - Results of Operations and Financial Condition of Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 23, 2003

GABLES RESIDENTIAL TRUST

By:  /s/  Marvin R. Banks, Jr.
 Marvin R. Banks, Jr.
Senior Vice President and Chief Financial Officer